INVESTOR DAY 2021

Confidential & Proprietary to Owens & Minor Inc. Safe Harbor This presentation is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This presentation contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding our expectations with respect to our 2022 and 2026 financial performance and related assumptions, the Company’s business, the impact of COVID-19 on the Company’s results and operations, and the Company’s financial targets. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected, targeted or contemplated in the forward-looking statements. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC, including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from those projected, targeted or contemplated in the forward-looking statements. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Certain financial measures included herein are not made in accordance with U.S. GAAP and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP. Projected or targeted GAAP financial measures and reconciliations of projected or targeted non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort. Owens & Minor uses its web site, www.owens-minor.com, as a channel of distribution for material Company information, including news releases, investor presentations and financial information. This information is routinely posted and accessible under the Investor Relations section.

# The O&M Team



**ED PESICKA**
President & CEO



**CHRIS LOWERY**
President, Global Products



**JEFF JOCHIMS**
EVP, Chief Operating Officer & President, Medical Distribution



**PERRY BERNOCCHI**
CEO, Byram Healthcare



**MARK ZACUR**
EVP, Chief Commercial Officer



**SHANA NEAL**
EVP, Chief Human Resources Officer



**ANDY LONG**
EVP, Chief Financial Officer

Confidential & Proprietary to Owens & Minor, Inc.

THE NEW OWENS & MINOR Ed Pesicka President & Chief Executive Officer

Today’s Agenda: Through the O&M Value Chain The New Owens & Minor1 The Products: Global Products2 The Backbone: Medical Distribution3 The Customer: Patient Direct4 The Customer: Enterprise5 Break6 The Team: ESG7 The Path: Financial Review8 Q&A9 RAW MATERIALSDESIGN MANUFACTURING DISTRIBUTION DELIVERY HOSPITAL/IDN HOME HEALTH CHRONIC CARE AT HOME

Confidential & Proprietary to Owens & Minor Inc. O&M Overview: Leading Healthcare Solutions Provider 15,000+ Teammates Worldwide 1,200+ Branded Manufacturers 4,000+ Healthcare Providers Served 95+ Facilities Worldwide A growth-focused, integrated healthcare solutions provider with broad medical distribution reach, proprietary products and services, and a leading home health business that empowers our customers to advance healthcare • 140 years of legacy service • Extensive medical distribution platform and network of trusted relationships • Large North American manufacturing footprint that serves the country’s PPE needs • Supported by value-added services and technology solutions that drive recurring revenue and “sticky” partnerships • Portfolio of proprietary products and emerging home health business that will fuel growth

O&M Core Segments

GLOBAL SOLUTIONS

MEDICAL DISTRIBUTION	PATIENT DIRECT	SERVICES
O&M DISTRIBUTION	Byram HEALTHCARE®	QSight®
		SURGITRACK®
		PANDAC℠
		myOM

GLOBAL PRODUCTS

PROPRIETARY PRODUCTS
HALYARD®
MEDICHOICE®
Medical Action INDUSTRIES INC.®

Confidential & Proprietary to Owens & Minor, Inc.

Owens & Minor

Confidential & Proprietary to Owens & Minor Inc. New Leadership and Strategic Focus Transformed the Business, Ready for Long-term Growth O&M Journey: A New Path Forward $0 $100 $200 $300 $400 $500 2015 2016 2017 2018 2019 2020 2021 E 2022+ Adjusted EBITDA1 Progression Execution Issues • Lost customer intimacy • Lacked culture and accountability • Deteriorated service levels • Highly leveraged • Acquisition potential not realized • Lost share in Medical Distribution New Leadership, Revival • Put the customer First • Focused on culture and continuous improvement • Repaired balance sheet • Disciplined investments for long-term profitable growth Ignite Sustainable Growth ¹Reconciliations for Non-GAAP measures, including Adjusted EBITDA, are presented in the appendix $ in millions

Confidential & Proprietary to Owens & Minor Inc. O&M Business Blueprint Performance & Achievement OUR RESULTS O&M Business System OUR DISCIPLINE Mission and Values Driven OUR CULTURE Investments & Expansion OUR FUTURE

Confidential & Proprietary to Owens & Minor Inc. Act with the highest standards of ethics Honor commitments Aspire for improvement and growth Get better every day Deliver best-in-class service regardless of circumstances Drive cost efficiency & high-quality Listen to our customers and to one another Understand needs and deliver solutions Own our actions and results Be responsible for what we do INTEGRITYI DEVELOPMENTD EXCELLENCEE LISTENINGL A ACCOUNTABILITY Building Our Culture & Living Our Mission Empowering Our Customers To Advance Healthcare™

# Discipline Through O&M Business System Framework



Teammate Engagement & Leadership
4
Continuous Improvement
1
CUSTOMER
3
Program Management
2
Standard Management System

**4**

- Appreciate and Value Ideas
- Coach, Learn, Train
- Team approach to success

**1**

- Daily Problem Solving
- Efficiency & Quality Focus
- Improving Customer Experience
- Enhance Profitability

**3**

- Repeatable Processes
- Alignment & Execution
- Standardized Toolset
- Flawless Project Execution

**2**

- Strategy Deployment
- KPI Management
- Functional Processes

Confidential & Proprietary to Owens & Minor, Inc.

# Investments Resulted in Significant Benefits for Customers

## GLOBAL PRODUCTS



- **Laminator** - Expansion of manufacturing capabilities in non-woven fabric used in PPE products in Lexington, NC



- Installation of **new N95 production** lines in North Carolina & Texas



- Expansion of the **isolation and surgical gown** production capacities



- **Retooling operational process** to maximize output of existing production lines

## GLOBAL SOLUTIONS



- **Technology investment** to optimize efficiency and quality, while maintaining flexibility and scalability ("Balance Technology and Touch")



- Investments to improve **inventory planning processes and algorithms**


QSight

- Enhancement of **data management service** offering though myOM™ and Q-Sight®



- Investments to expand B2B & B2C offerings in our **patient-direct business**

Confidential & Proprietary to Owens & Minor Inc.

Confidential & Proprietary to Owens & Minor Inc. Resulted in Significant Benefits for Customers and O&M 2020 Result: 99.9% Shipping Accuracy 2020 Result: 99+% On-Time Delivery 2020: #1 Stock in S&P 600 Market Rewarded 2020: 100% KPI Achievement Customer Service Leverage Ratio Improvement Financial Strength* 6. 5 x 6. 8 x 2. 8 x 2. 1 x 0 10 20 30 40 Ap r- 19 Ju l-1 9 O ct -1 9 Ja n- 20 Ap r- 20 Ju l-2 0 O ct -2 0 Ja n- 21 OMI Stock Performance *Leverage Ratio= Net Debt/Adjusted EBITDA *Reconciliations for Non-GAAP measures, including FCF and Net Debt, are presented in the appendix.

Confidential & Proprietary to Owens & Minor Inc. Video

# How Our Businesses Work Together Today


1,200+ Branded Medical Product Suppliers
DESIGN
RAW MATERIALS
MANUFACTURING
DISTRIBUTION
DELIVERY
HOSPITAL/IDN
HOME HEALTH
CHRONIC CARE AT HOME

## Global Products

Growth & Profit Driver

- Manufacturing/sourcing expertise
- Expands operating margins
- Provides application expertise

## Medical Distribution

The Backbone

- Diverse customer relationships, which opens portals for other BUs
- Drives revenue growth
- Supports logistics

## Patient Direct

Reach Expander, Growth Driver

- Leverages shifting landscape
- Expands margins
- Diversifies and differentiates O&M

## Services

The Glue

- High touch, significant value proven through COVID
- Creates sticky, highly recurring relationships
- Expands Margins

**Our Value Chain is a Key Differentiator**

Confidential & Proprietary to Owens & Minor Inc.

# The Current Healthcare Landscape is Rapidly Evolving

**Current state challenges**

| Suppliers | Providers | Patients | Payers | Technology | Regulatory |
|---|---|---|---|---|---|
| • **Supply chain disruptions**<br>• Continued consolidation<br>• **Lacking visibility**<br>• System integration<br>- Need for simplified clinician workflow<br>- Connections between existing technologies<br>• **Scalability** of systems and processes<br>• **Raw material production** | • Building health equity<br>- **Developing community partnerships**<br>- Equitable vaccine distribution<br>- Removing biases<br>• **Home Health Growth**<br>• Workforce concerns<br>- RN shortages<br>- Mitigating workforce burnout<br>- Succession planning<br>• Continued consolidation<br>• Alternate Site Growth | • Addressing patient needs<br>- **Best Choice for Patient**<br>- Provision of seamless care<br>- **Providing greater price transparency**<br>- Building consumer loyalty<br>• Connectivity to health systems, doctors, and products | • **Complexity** across systems, creating patient confusion<br>- Antiquated AP/AR software systems<br>- Pricing structures<br>- Multi-faceted contracts<br>• Continued consolidation | • Digital health enablement<br>- **Intuitive digital platforms**<br>- Hospital-at-home<br>- Care delivery model for telehealth long-term<br>• **Data and analytics** requirements<br>- Cloud storage<br>- Cyber security<br>- Real-time dashboards | • Standardization of processes and activities<br>- **Data Analysis**<br>- Governance<br>- Consolidating service lines<br>• FDA guidelines<br>- Removal of EUA |

**O&M solutions**

| Suppliers | Providers | Patients | Payers | Technology | Regulatory |
|---|---|---|---|---|---|
| OM DISTRIBUTION<br>HALYARD<br>myOM<br>SURGITRACK® | OM DISTRIBUTION<br>Byram HEALTHCARE<br>QSight®<br>PANDAC℠<br>SURGITRACK® | OM DISTRIBUTION<br>HALYARD<br>Byram HEALTHCARE | OM DISTRIBUTION<br>Byram HEALTHCARE | OM DISTRIBUTION<br>myOM<br>QSight® | OM DISTRIBUTION<br>HALYARD<br>myOM<br>QSight® |

Confidential & Proprietary to Owens & Minor Inc.

Owens & Minor

Confidential & Proprietary to Owens & Minor Inc. Strategic Priorities: Taking Control of Our Own Destiny Harness multi-year rebuild of core business disciplines, culture, processes LEVERAGE THE FOUNDATION Continue deleveraging momentum and utilize balance sheet to drive growth UTILIZE FINANCIAL STRENGTH Multi-prong strategy to drive long-term consistent expansion IGNITE SUSTAINABLE GROWTH Drive ESG program and balance needs of customers, shareholders, employees, communities, etc. DRIVE LONG-TERM STAKEHOLDER VALUE

Steps 1 & 2: Core to Our Business Today & Tomorrow Maintain unrelenting customer focus Continue to ingrain our IDEAL Values culture Expand operational excellence (O&M Business System) Continue to enhance infrastructure Harness multi- year rebuild of core business disciplines, culture, processes Drive operating leverage and invest in high margin initiatives Enhance free cash generation capabilities of the business Maintain long-term balance sheet leverage between 2.0x – 3.0x Use new financial strength as an asset to grow Utilize balance sheet to drive growth, while maintaining disciplined capital processes 1 2 Leverage The Foundation Utilize Financial Strength

Confidential & Proprietary to Owens & Minor Inc. Steps 3 & 4: Pivoting to Growth & Stakeholder Value Expand capacity to maintain growth in strategic areas Broaden proprietary product portfolio Diversify into new channels and adjacent markets Utilize strategic M&A to accelerate path Multi-prong strategy to drive long-term consistent expansion Deliver on commitments for customers, partner of choice Consistently invest in our most critical asset, our people Maintain balance sheet strength Drive long-term value for our shareholders Drive ESG program and balance needs of customers, shareholders, employees, communities, etc. 3 4 Ignite Sustainable Growth Drive Long-term Stakeholder Value

Confidential & Proprietary to Owens & Minor Inc. O&M 2020-2026 Targets Revenue $8.5B $12B+ Adjusted EBITDA1 $335M $650M+ Adjusted EPS1 $2.26 $6.00+ $4.00 6% CAGR* 12% CAGR* 18% CAGR* $9.8B $475M *6-year CAGR from 2020-2026 2021E Represents mid-point of guidance provided on May 5, 2021 ¹Reconciliations for Non-GAAP measures, including Adjusted EBITDA and Adjusted EPS, are presented in the appendix

THE PRODUCTS: GLOBAL PRODUCTS Chris Lowery President, Global Products

Confidential & Proprietary to Owens & Minor Inc. Today’s Agenda: Through the O&M Value Chain The New Owens & Minor1 The Products: Global Products2 The Backbone: Medical Distribution3 The Customer: Patient Direct4 The Customer: Enterprise5 Break6 The Team: ESG7 The Path: Financial Review8 Q&A9 RAW MATERIALSDESIGN MANUFACTURING DISTRIBUTION DELIVERY HOSPITAL/IDN HOME HEALTH CHRONIC CARE AT HOME

Confidential & Proprietary to Owens & Minor Inc. Trusted, Market-Leading Products for Every Care Setting Market Leading & Customer Recognized Brands Essential products for delivery of care every day. Our Private Label Broad portfolio of products for the prevention of healthcare-associated infections (including PPE) across the acute and non-acute channels Custom procedure trays & minor procedure kits GLOBAL PRODUCTS

# A Global Manufacturing Footprint



Lexington, NC
Sterilization Wrap
N95 Respirators Isolation Gowns
Nonwoven Materials
Kells, Ireland
Surgical Procedure Kits
Asheville, NC
Minor Procedure Kits
Williamsburg, VA
Surgical Procedure Kits
Nogales, Mexico
Surgical Drapes & Packs
Hat Yai, Thailand
Exam Gloves
Acuna, Mexico
Face Masks
Face Shields
N95 Respirators
Isolation Gowns
San Pedro Sula, Honduras
Surgical Gowns
Isolation Gowns
Del Rio, TX
N95 Respirators

**Differentiated Americas-based Manufacturing & Supply Chain**

Confidential & Proprietary to Owens & Minor Inc.

As of February 2021

Owens & Minor

Confidential & Proprietary to Owens & Minor Inc. Market Leader with Broadest Portfolio of Self-Manufactured Products Broad Offering of Infection Prevention and “PPE” Products Isolation Gown Gloves Surgical Gown For Operating Room Surgical Drapes & Packs N95 Respirator Surgical Mask for Operating Room Face Shield Sterilization Wraps

# Multi-Site Manufacturing Builds Trust at Critical Times



MADE IN THE USA

| Product | Manufacturing Sites |
|---|---|
| Raw Material | Lexington, NC |
| N95 Respirator | Acuna, Mexico; Del Rio, TX; Lexington, NC |
| Surgical Mask For Operating Room | Acuna, Mexico |
| Procedure Mask | Acuna, Mexico |
| Face Shield | Acuna, Mexico |
| Isolation Gown | Acuna, Mexico; Lexington, NC; San Pedro Sula, Honduras |
| Surgical Gown For Operating Room | Acuna, Mexico; San Pedro Sula, Honduras |
| Surgical Drapes & Packs | Nogales, Mexico |
| Sterilization Wraps | Lexington, NC |
| Gloves | Hat Yai, Thailand |

Confidential & Proprietary to Owens & Minor Inc.

# A Rich History of Market Leadership and Innovation

## Gloves Innovation

1999  PURPLE NITRILE* Exam Gloves

2008  STERLING* Nitrile Exam Gloves

2009  LAVENDER* Nitrile Exam Gloves

2016  BLACK-FIRE* Nitrile Exam Gloves

2020  HDX™ Gloves in POP-N-GO* Packaging

2020  **PURE**ZERO* HG3 Nitrile Cleanroom Gloves

## Sterilization Innovation

2012  SMART-FOLD* Sterilization Wrap

2012  QUICK CHECK* Sterilization Wrap

2018  HALYARD* and BELINTRA® SMART-FOLD* STERISYSTEM® Transport and Storage

## Facial Protection Innovation

2012  DISNEY® CHILD'S FACE MASK (First child's mask approved by FDA)

## Surgical Gown Innovation



2014 AERO BLUE* AAMI 3 High Performance Surgical Gown

2016 AERO CHROME* AAMI 4 Breathable Performance Surgical Gown

## CHEMO GEAR* PPE for Chemotherapy Protection Innovation

2018  PINK UNDERGUARD* Nitrile Gloves for Chemotherapy

2018  CHEMO360* Gowns for Chemotherapy Use

Confidential & Proprietary to Owens & Minor Inc.

Owens & Minor

Confidential & Proprietary to Owens & Minor Inc. PPE Market Permanently Altered O&M Teammates Revised Healthcare Protocols and New Stockpiling Requirements Calling for Increased Use of PPE Demand for Stockpile Recovery Increased Use of PPE in Both Healthcare and Non-Healthcare Settings Preference for Medical Grade PPE by Healthcare Professionals Market Opportunity is Much Greater Than Pre-pandemic

Confidential & Proprietary to Owens & Minor Inc. Diversifying into new channels and adjacent markets • Leverage historical private label markets we know through new branded products • Opportunities in Cleanroom PPE & Retail / E-commerce markets Broadening proprietary product / service portfolio • Numerous opportunities to expand portfolio • Pursuing extensions in Traditional Wound and Incontinence Care Igniting Sustainable Growth in Global Products: 2020-2026 LEVERAGE THE FOUNDATION UTILIZE FINANCIAL STRENGTH IGNITE SUSTAINABLE GROWTH DRIVE LONG-TERM STAKEHOLDER VALUES Expanding capacity • ~$100 million investment in 2020-2021 • Multiple manufacturing locations completed or in final stages of expansionIgnite Sustainable Growth

# Capacity Expansion: Positioned to Benefit Moving Forward

**Key Growth Markets**

**Gloves:**
- Market Size: $6B*

**Facial Protection:**
- Market Size: $4B*

**Surgical Drapes/Gowns:**
- Market Size: $3B*

**Isolation Gowns:**
- Market Size: $800M+**

| | Project | Status |
|---|---|---|
| 1 | Del Rio N95 expansion | COMPLETE |
| 2 | Acuna standard mask speed, productivity | COMPLETE |
| 3 | Lexington Meltblown machine | COMPLETE |
| 4 | Lexington N95 machines | COMPLETE |
| 5 | Honduras ISO gown phase 1 | COMPLETE |
| 6 | Honduras ISO gown phase 2 | COMPLETE |
| 7 | Thailand Clean room & Packaging | In progress |
| 8 | Acuna standard mask expansion | COMPLETE |
| 9 | Honduras Surgical Gown expansion | In progress |
| 10 | Nogales Surgical Drape expansion | COMPLETE |
| 11 | Thailand glove capacity expansion | In progress |

2020 ---------------------- > 2022

- Facial Protection / N95 - Isolation gowns - Nonwoven fabric - Gloves - Surgical products

*Market size information relates to 2020 Global Healthcare Market. Source: GHX, SDM, BCG, Company Estimates
**Market size information relates to 2020 U.S. Healthcare Market. Source: GHX, BCG, Company Estimates

**Investing for Future Growth**

Confidential & Proprietary to Owens & Minor, Inc.

Owens & Minor

Confidential & Proprietary to Owens & Minor Inc. Portfolio Expansion Opportunities • Market Size: $2B+* • Halyard Brand Launch Date: 2H 2021 • Market Size: $250M* • Launch Date: Q2 2021 Large Market Opportunities in New Product Categories Traditional Wound Care Incontinence Care CPT Transformation *Market size information relates to 2020 U.S. Healthcare Market Source: GHX, BCG *Market size information relates to 2020 U.S. Healthcare Market Source: GHX, Company Estimates • Market Size: $370M* • Launch Date: Q4 2021 *Market size information relates to 2020 U.S. Healthcare Market Source: GHX, BCG

# New Channels & Markets

| Cleanroom PPE Portfolio | Retail / E-Commerce | Surgical Toga |
|---|---|---|

**Cleanroom PPE Portfolio**


HALYARD* PUREZERO*

- Market size:$1B+*
- Launch Date: Q4 2020
- Innovative new "accelerator free" technology

*Market size information relates to 2020 Global Healthcare Market
Source: Technavio, Internal Estimates

**Retail / E-Commerce**


SAFESKIN
MEDIUM DUTY
SAFESKIN

- Market size:~$800M*
- Launch Date: Q3 2021
- New O&M "SAFESKIN" brand, incorporating innovative, patent protected packaging

*Market size information relates to 2020 U.S. Healthcare Market
Source: IRI, Helium, Company Estimates

**Surgical Toga**



- Market size:$100M*
- Launch Date: Q4 2021
- Ergonomic design for improved experience for orthopedic surgeons involved in high-risk, fluid-intensive procedures

*Market size information relates to 2020 U.S. Healthcare Market
Source: GHX, Company Estimates

**Strong Demand for Higher Margin Proprietary Products Portfolio**

Confidential & Proprietary to Owens & Minor, Inc.

Confidential & Proprietary to Owens & Minor Inc. Global Products 2020-2026 Revenue Target* Key Drivers • Capacity expansion and portfolio expansion • Medical distribution channel penetration • Glove-market returns to pre-pandemic pricing construct in 2022 • Non-PPE Revenue exceeds pre-Covid levels starting 2021 $1.8B 12% 6-YR CAGR $3.5B *Global Products and Global Solutions segment forecasts exclude $1.5 billion of total inter-segment net revenue $1.8B

THE BACKBONE: MEDICAL DISTRIBUTION Jeff Jochims EVP, Chief Operating Officer & President, Medical Distribution

Today’s Agenda: Through the O&M Value Chain The New Owens & Minor1 The Products: Global Products2 The Backbone: Medical Distribution3 The Customer: Patient Direct4 The Customer: Enterprise5 Break6 The Team: ESG7 The Path: Financial Review8 Q&A9 RAW MATERIALSDESIGN MANUFACTURING DISTRIBUTION DELIVERY HOSPITAL/IDN HOME HEALTH CHRONIC CARE AT HOME

Confidential & Proprietary to Owens & Minor Inc. Medical Distribution Traditional Med-Surg Supply Outsourced Logistics ACUTE CARE HOSPITALS• Buy-Sell Product Distribution • Bulk & LUM delivery • Tailored to individual customer needs • 3PL Logistics • Healthcare focused / FDA compliant • Pandemic preparedness & customer owned inventory storage MANUFACTURERS / PROVIDERS Technology & Analytics Services • Real-time analytics & dashboards • Customer- & Supplier-facing • myOM • PANDAC • QSIGHT • BILL ONLY • SURGITRACK INTEGRATED O.R. ENVIRONMENT SOLUTIONS NEXT GEN SUPPLY CHAIN MANAGEMENT

Confidential & Proprietary to Owens & Minor Inc. Medical Distribution Traditional Med-Surg Supply Outsourced Logistics ACUTE CARE HOSPITALS• Buy-Sell Product Distribution • Bulk & LUM delivery • Tailored to individual customer needs • 3PL Logistics • Healthcare focused / FDA compliant • Pandemic preparedness & customer owned inventory storage MANUFACTURERS / PROVIDERS Technology & Analytics Services • Real-time analytics & dashboards • Customer- & Supplier-facing • myOM • PANDAC • QSIGHT • BILL ONLY • SURGITRACK INTEGRATED O.R. ENVIRONMENT SOLUTIONS NEXT GEN SUPPLY CHAIN MANAGEMENT

Confidential & Proprietary to Owens & Minor Inc. O&M Global Solutions: Medical Distribution 140 Years of Experience Delivering Medical Products to Point of Care Unparalleled Choice, Flexibility, and Security of Supply Ideal Balance of Technology and Touch that Our Partners Need Seamless Support and Insights Helping Customers Operate Efficiently Synergy of Operational Excellence & Technology

Confidential & Proprietary to Owens & Minor Inc. National Reach: Critical to the U.S. Healthcare Infrastructure Medical Distribution Services Care Room 40+ Distribution Centers Across the US < 4 Hours Avg. Proximity to 90% of US Population 500+ Tractors & Trailers in the O&M Fleet 1,200 Suppliers 4,000+ Healthcare Providers Serviced 250,000+ Branded Medical- Surgical Products

Confidential & Proprietary to Owens & Minor Inc. Video

# Balancing Tech and Touch

## Technology = *Flexibility*



Tote De-Stacker



Voice Pick



Vertical Reciprocating Conveyor



In-Line Scale

## Touch = *Custom Solutions*



Custom Cart Loading



LUM PPI Capability



SurgiTrack Returns

Confidential & Proprietary to Owens & Minor Inc.

Confidential & Proprietary to Owens & Minor Inc. Medical Distribution Traditional Med-Surg Supply Outsourced Logistics ACUTE CARE HOSPITALS• Buy-Sell Product Distribution • Bulk & LUM delivery • Tailored to individual customer needs • 3PL Logistics • Healthcare focused / FDA compliant • Pandemic preparedness & customer owned inventory storage MANUFACTURERS / PROVIDERS Technology & Analytics Services • Real-time analytics & dashboards • Customer- & Supplier-facing • myOM • PANDAC • QSIGHT • BILL ONLY • SURGITRACK INTEGRATED O.R. ENVIRONMENT SOLUTIONS NEXT GEN SUPPLY CHAIN MANAGEMENT

# O&M Outsourced Logistics By The Numbers

**> 25+** Distribution Centers actively providing 3PL services

**> $300,000,000** Customer-Owned Inventory Value

**~ 170,000** BIN Locations Under Management

**~ 1,950,000** Orders shipped annually

**~ 26,000,000+** Cases shipped annually

**~ 312,000+** Purchase Orders Received annually

**End-to-End Compliance**
- CFR Compliant
- VAWD accredited
- ISO 13485 & ISO 9001 certified (NSAI)
- cGMP-validated systems and processes

**~ 99%+** Dock to stock, inventory accuracy, inbound accuracy, shipment accuracy, on time delivery

Confidential & Proprietary to Owens & Minor, Inc.

SOURCE: O&M data (April 2021)

Owens & Minor

# Outsourced Logistics – Proven Success

## Profile

### Customer 1

- World leader in medical technology
  - Expertise in regenerative technology, neurosurgical products, and advanced wound care
- Deep experience in neurosurgery
  - Broad portfolio of products and solutions for dural access and repair, cerebral spinal fluid management, and neuro-critical care

## Approach

- Selected O&M for its healthcare focus
- Appreciated the emphasis on the needs of the hospital customers jointly serviced by O&M and its customer

## Results

- Manage over **27K SKUs**
- **86,000** storage locations
- Serve as **extension of supplier management program** by inspecting finished goods against defined requirements
- Support rework and re-label to avoid shipments back to manufacturer, **reducing outages and overall cost**
- Operating at **99.45%** Q4 dock to stock and **99.99%** Q4 shipment accuracy

## Profile

### Customer 2

- Trusted leader for quality health care
- Dedicated to providing quality, safe, cost-efficient, socially responsible health care.

## Approach

- Utilized O&M customer owned inventory program for select items that were typically sold directly from manufacturer
- Program grew in response to COVID to house PPE

## Results

- Ship **6 days a week**
  - **LUM & Bulk** Outbound
- **725** SKU's
- **1,500** Stocked Bin locations
- Ship **over 5,000** cases/month
- Receive **500 pallets + 500** cases/month
- Quarterly Expiration Date verification
- **Consolidated, single-stream delivery**

Confidential & Proprietary to Owens & Minor, Inc.

OM Owens & Minor

Confidential & Proprietary to Owens & Minor Inc. Medical Distribution Traditional Med-Surg Supply Outsourced Logistics ACUTE CARE HOSPITALS• Buy-Sell Product Distribution • Bulk & LUM delivery • Tailored to individual customer needs • 3PL Logistics • Healthcare focused / FDA compliant • Pandemic preparedness & customer owned inventory storage MANUFACTURERS / PROVIDERS Technology & Analytics Services • Real-time analytics & dashboards • Customer- & Supplier-facing • myOM • PANDAC • QSIGHT • BILL ONLY • SURGITRACK INTEGRATED O.R. ENVIRONMENT SOLUTIONS NEXT GEN SUPPLY CHAIN MANAGEMENT

Confidential & Proprietary to Owens & Minor Inc. Predictive Analytics Leading to Increased Service Levels • “Best in Class” inventory management software generates a forward-looking demand prediction by utilizing statistical forecasting and machine-based learning (AI) • Faster & More Accurate response to changes in customer demand by weekly forecasting • Ability to Customize inventory management strategies to meet individual customer requirements • Sophisticated safety stock calculations and improved forecasting algorithms for items with unique demand profiles • Advanced Dynamic deployment moves inventory effortlessly through the network in advance of customer need • Enhanced inventory reservation capabilities • Single-Stream inventory management and delivery Faster, Smarter, More Powerful Decisions

Confidential & Proprietary to Owens & Minor Inc. A Snapshot of KPI Measures & Reporting

Visibility through myOM™ • On-hand at O&M DC • On order to O&M • Safety stock inventory levels • Substitute item inventory status Data you care about Actionable data • Daily fill rates • Root cause analysis • Problem products • Pro-active identification • Back-order tracking • Order status information Daily check-in with myOM Inventory Levels Key Metrics • Diverse supplier spend • Sustainable supplier spend • Supplier fill rates • GPO contract status • Non-contract spend • Lines per order • $ per line • Trend identification • Pricing alignment

Confidential & Proprietary to Owens & Minor Inc. Medical Distribution Traditional Med-Surg Supply Outsourced Logistics ACUTE CARE HOSPITALS• Buy-Sell Product Distribution • Bulk & LUM delivery • Tailored to individual customer needs • 3PL Logistics • Healthcare focused / FDA compliant • Pandemic preparedness & customer owned inventory storage MANUFACTURERS / PROVIDERS Technology & Analytics Services • Real-time analytics & dashboards • Customer- & Supplier-facing • myOM • PANDAC • QSIGHT • BILL ONLY • SURGITRACK INTEGRATED O.R. ENVIRONMENT SOLUTIONS NEXT GEN SUPPLY CHAIN MANAGEMENT

Optimizing Inventory Management Leveraging Technology for Best-in-Class Service Distribution only service Supply chain services S E R V I C E S

Confidential & Proprietary to Owens & Minor Inc. Enhancing Order Visibility Through QSight • Point & Click Integrated Quality & Inventory Management at Point of Use • Integrates into leading EMR systems

Confidential & Proprietary to Owens & Minor Inc. Video

Confidential & Proprietary to Owens & Minor Inc. Diversifying into new channels and adjacent markets • Exploit Outsourced Logistics capabilities to meet market needs • Support customer migration into new arenas – e.g., ASCs, post-acute care Broadening proprietary product / service portfolio • Expand Services offering across entire Operating Room spectrum • Deliver the power and value of one O&M • Lead market with customer-usable data & analytics Igniting Sustainable Growth in Global Solutions: 2020-2026 Expanding capacity • Investing in infrastructure – physical locations & technology solutions • Business System leverage – efficiency & standardization Ignite Sustainable Growth LEVERAGE THE FOUNDATION UTILIZE FINANCIAL STRENGTH IGNITE SUSTAINABLE GROWTH DRIVE LONG-TERM STAKEHOLDER VALUES

Confidential & Proprietary to Owens & Minor Inc. Investing for the Future Expanding Capacity • Investing in Infrastructure • Integrated Service Centers – providing customers with flexible, system-integrated solutions • Incremental Warehouse Capacity – supporting storage of pandemic preparedness items & customer-owned inventory • Technology – utilize robust data analytics & artificial intelligence to drive efficiency in use and delivery of critical products • O&M Business System Leverage • O&M Business System Deployment – aligning enterprise on best-in-class methodologies for problem-solving, operational efficiency and nimbleness • Culture of Continuous Improvement – constant evolution of thought leadership for industry

Confidential & Proprietary to Owens & Minor Inc. Deliver More for Our Customers Broadening Products & Services Portfolios • Expand Services Offering Across OR Spectrum • Services – expand market-leading services across the entire OR spectrum, from scheduling to case cart deployment • Utilize QSight inventory management capability in new frontiers, such as mobile treatment locations • Deliver One O&M • O&M is unmatched for the combination of proprietary product & service offerings in seamless combination with leading market brands • Lead Market with Customer-usable Data & Analytics • Healthcare needs usable data designed around their needs • Real time, mobile-based information enables healthcare to move at the speed of life

Confidential & Proprietary to Owens & Minor Inc. New Channels and Markets • Exploit Outsourced Logistics Capabilities • Healthcare supply chain management is more critical, and more complex, than ever before • O&M is uniquely positioned to integrate distribution supply, logistics support and data analytics in the manner needed by healthcare • O&M’s ability to single-stream multiple sources of product and information is unmatched • Support Healthcare Migration • With the rapid migration of healthcare from acute to non-traditional treatment locations, customers require support in ever-expanding treatment locations • O&M is working with customers to extend our relationship into the ever-expanding number of treatment locations and formats Empowering Our Customers To Advance Healthcare™

Confidential & Proprietary to Owens & Minor Inc. Global Solutions 2020-2026 Revenue Target* Key Assumptions • Growth supported by strong pipeline of Proprietary Products through O&M Channel • Adjacent market expansion in Patient Direct business • Disciplined Infrastructure Investment leading to operating leverage • Reception to the One O&M value proposition $1.8B *Global Products and Global Solutions segment forecasts exclude $1.5 billion of total inter-segment net revenue 6% 6-YR CAGR $7.2B $10.4B

THE CUSTOMER: PATIENT DIRECT Perry Bernocchi CEO, Byram Healthcare

Today’s Agenda: Through the O&M Value Chain The New Owens & Minor1 The Products: Global Products2 The Backbone: Medical Distribution3 The Customer: Patient Direct4 The Customer: Enterprise5 Break6 The Team: ESG7 The Path: Financial Review8 Q&A9 RAW MATERIALSDESIGN MANUFACTURING DISTRIBUTION DELIVERY HOSPITAL/IDN HOME HEALTH CHRONIC CARE AT HOME

Confidential & Proprietary to Owens & Minor Inc. HOSPITAL/IDN HOME HEALTH CHRONIC CARE AT HOME Covering the Entire Patient Journey Completing the Continuum of Care

Confidential & Proprietary to Owens & Minor Inc. Patient Direct Market Dynamics Aging Population: 10,000 people per day turn 65 years old Over 60 million Medicare beneficiaries in the U.S. Rise in chronic conditions requiring regular care via direct-to-patient and home health agencies Home setting is becoming the preferred setting of choice Empowering Patients for Life

# Alternate Care Market Overview

Byram also competes in the Home Health Agency Market, accounting for an additional $750M in B2B Supply Spending



Home Health & Hospice
Chronic Care at Home (DME Soft Goods)
DME (Respiratory Equipment)
Cash / Retail
Medications/ Pharmacy
mHealth / Remote Monitoring
LTC / SNFs / Rehabs / Sub-Acute Care Facilities

Byram competes primarily in the soft goods DME market, with projected CAGR 2x the market

Overall DME~ $50 Billion
2021: 2023 Growth: 6%

Expansion into mHealth, Cash/Retail and other DME verticals (e.g. Respiratory) are actively being explored

**Fragmented Channels for Delivery of Medical Products & Services**

Confidential & Proprietary to Owens & Minor, Inc.

Confidential & Proprietary to Owens & Minor Inc. YOUR TITLE YOUR TITLEYOUR TITLE Market Leading National Presence Keeping Patients Healthy at Home Through our Byram Healthcare business, Owens & Minor improves health outcomes and affordability of care for people living with chronic conditions ~35K New Patients Per Month ~3M Orders Per Year ~260M In Network Access by Byram ~80% Insured American Lives (Managed Care, Medicare, Medicaid)

Confidential & Proprietary to Owens & Minor Inc. Leading, National Provider of Direct to Home Healthcare Services National Footprint, Local Presence National Scale Strong Local Presence Specialized Centers of Excellence Within 48 Hours of Delivery Anywhere in the U.S.

Confidential & Proprietary to Owens & Minor Inc. Differentiators Within the Patient-Direct Channel Product and Reimbursement Expertise through Specialized Centers of Excellence Unrivaled Managed Care Contracts…650+ with over 2,000 plan designs Nationwide Network to Optimize Shipping Distance and Time Consistently High Patient Satisfaction Scores: NPS > 2x Healthcare Industry Benchmarks Providing Quality Products Across Markets Accountability

Confidential & Proprietary to Owens & Minor Inc. What We Do Innovative Products for Every Care Setting A leading healthcare service provider that bills third party insurance on behalf of the patient We deliver healthcare supplies across a broad range of medical conditions direct to their home We provide best-in- class customer service & support, simplifying care for patients with chronic conditions Ke ping Patients Healthy t Home

Confidential & Proprietary to Owens & Minor Inc. Video

Confidential & Proprietary to Owens & Minor Inc. Patient Home Delivery Distribution / Communication Specialized Centers of Excellence New Referral / Customer Capture • E-prescribe • Web Order Form • Email • Fax • Phone • OEM • 98% Average Order Line Fill Rate • Shipment Notification • Order In-Take • Benefit Verification • Documentation • Authorizations • Rx Validation • Credit Review Providing Self-Care in the Home Patient-Direct, Provider Directed • All Orders Released within 48 Hours • Electronic Delivery Notification

Confidential & Proprietary to Owens & Minor Inc. Delivering Excellence through Business Discipline # Leading Choice in Chronic Health Segments 1. Verywell Health 2021 2. Manufacturer consumption data 3. Playmaker Claims Data Q3 2020 4. CMS Medicare Claims Data 2019 #1 Rated Diabetes Supplier1 #1 CGM Provider2 #1 Choice Wound Care Centers3 #1 Ostomy Supply Provider4

Confidential & Proprietary to Owens & Minor Inc. WOUND CAREDIABETES Providing Superior Care at Home One Source Total Solution Advanced Wound Dressings UROLOGY Largest Selections from Leading Brands OSTOMY Largest Provider of Supplies BREAST PUMPS Full Range of Leading Brands INCONTINENCE CARE Improving Quality of Life Caring Touch At Home™ Patient Support Programs

Confidential & Proprietary to Owens & Minor Inc. Video

Confidential & Proprietary to Owens & Minor Inc. Patient Direct Market Outlook US Market Size and Growth (Addressable Market) Segment Market Size ($M) Market CAGR (‘21-23) Byram CAGR (‘21-23) Byram vs. Market Ostomy 800 2% 6% Wound Care 635 4% 19% Urology 1,300 4% 8% Diabetes 3,700 9% 12% Incontinence 800 5% 3% Breast Pumps 200 1% 5% Enteral 750 10% 5% Enteral: Grandview Research June 2020; assumes 25% US; 55% hc based WC: Estimate based on CMS Medicare data and HHA cost report data Diabetes: Mordor Intelligence 2019 (45% addressable of total $8B) Ostomy: Est. CMS Medicare data; UOAA Urology: Allied Market Research BP: Manufacturer partners Inco: National Association for Continence • 85% of Byram revenue is recurring customer sales • High customer retention + strong customer satisfaction = high retained value

Confidential & Proprietary to Owens & Minor Inc. Diversifying into adjacent markets • Increase customer value through cross sell opportunities and enter new therapy verticals • Leverage data solutions for manufacturers and technology solutions for high- risk populations Broadening proprietary product / service portfolio • Leverage reimbursement expertise and gain market share • Grow Home Health segment through unique market position & O&M leverage Igniting Sustainable Growth in Home Health: 2020-2026 Expanding capacity • Invest to maintain above market growth across key end markets • Enhance transactional technology and implement digital marketing LEVERAGE THE FOUNDATION UTILIZE FINANCIAL STRENGTH IGNITE SUSTAINABLE GROWTH DRIVE LONG-TERM STAKEHOLDER VALUES Ignite Sustainable Growth

Confidential & Proprietary to Owens & Minor Inc. Expanding Capacity Technology Investments for Easy Ordering Process Flow Improvements Enhanced Customer Experience 1 2 3 • Mobile App • Mybyram Personal Web portal • Text, IVR, e-Mail • B2B Web Order Portals • Reduce Cycle Times • Streamline Order to Delivery • Service SLAs • CRM-based • Order Status Updates • Personalized Experience

Confidential & Proprietary to Owens & Minor Inc. Leverage Contract Portfolio & Reimbursement Expertise Leverage O&M Distribution Footprint IDN-Affiliated Home Health Agency Pull Through Broadening Portfolio / Service Expansion New Global Products Flow Through

Confidential & Proprietary to Owens & Minor Inc. New Channels & Markets Digital Health (mHealth) Services Healogics / Restorix Partnerships Cash e-Commerce New Therapy Verticals Investments in Priority Markets

Confidential & Proprietary to Owens & Minor Inc. Byram Patient Direct 2026 Revenue Target Key Assumptions • Investments – expanded sales force, digital marketing, transactional technology • Continued growth in Diabetes category and acceleration in other categories • Rapidly aging population; 10,000 people turning 65 each day $1.8B $3.5B+ 13% 9-YR CAGR $468M $1.4B

THE CUSTOMER: ENTERPRISE Mark Zacur EVP, Chief Commercial Officer

Today’s Agenda: Through the O&M Value Chain The New Owens & Minor1 The Products: Global Products2 The Backbone: Medical Distribution3 The Customer: Patient Direct4 The Customer: Enterprise5 Break6 The Team: ESG7 The Path: Financial Review8 Q&A9 RAW MATERIALSDESIGN MANUFACTURING DISTRIBUTION DELIVERY HOSPITAL/IDN HOME HEALTH CHRONIC CARE AT HOME

Confidential & Proprietary to Owens & Minor Inc. Commercial Structure Customer Enterprise Strategic partner driving collaboration, value capture, and profitability Distribution • Operational excellence • Supply chain optimization • Supplier partnership • Daily customer success Global Products • Technical expertise • Clinical credibility • OR Suite call points Services • Deep customer connectivity • Inventory optimization • Consulting expertise Our customers spoke, we listened: • One Owens & Minor • Advance customer relationships • Work together to retain, grow, and win • Dedicated executive oversight • O&M’s superior service and best-in-class expertise Patient Direct • Centers of Excellence • Reimbursement expertise

Confidential & Proprietary to Owens & Minor Inc. Delivering Operational Excellence Intense Focus on the Fundamentals Wins the Right for a More Strategic Partnership Right Product Right Time Right Place O&M leads the industry in ensuring that clinicians can focus on the patient without worrying about having the right supplies Lowered Costs Streamlining inventory storage, staffing, and management to reduce waste and lower costs for the healthcare provider Transparency Providing actionable data to inform impactful decisions centered on customer supply needs

Confidential & Proprietary to Owens & Minor Inc. Proprietary Products Value-Added Services Branded Products Medical Distribution Alternate Site / Non-Acute Post-AcuteAcute Care Halyard MediChoice Kits and Trays Inventory Management Unitized Delivery Broad Product Portfolio Preferred Brands Home Health Agencies Direct to Patient Deliver O&M’s full suite of Products & Services across the Continuum of Care Stimulating Growth Patient Direct Establish and Maintain Relationship with IDNs

Confidential & Proprietary to Owens & Minor Inc. • Pre-launch / sales team product intro • Communicate launch timeline WEEKS 1 - 2 • Launch sales support tools • Sales talk track refinement • Early feedback on top targets WEEKS 4 - 8 • Follow-up on top targets • Launch direct email campaign • Product-level training • Finalize pricing strategy • Load top targets in CRM WEEKS 2 – 4 • Sales accountability reviews • Customer sample kits • Digital ad launch WEEKS 8 - 12 • Product shipping from DCs • Track activity via CRM • Initial customer feedback WEEKS 15+ Expand Proprietary Penetration via Process Mindset Intense Focus on the Fundamentals Wins the Right for a More Strategic Partnership WEEKS 12 - 15

Confidential & Proprietary to Owens & Minor Inc. I am proud of O&M and how it responded to this pandemic. The professionalism and care you have shown is something that you should be very proud of. Our collaboration has allowed OHSU (Oregon Health & Science University) to do some amazing things to ensure the safety of our staff and patients in the face of this pandemic. I wanted to be sure you knew how much you are appreciated and that your work has contributed significantly to the safety of our clinical staff. To date, we have no indication that any COVID transmission has occurred when staff were wearing available PPE – and of course your work, and that of your organization, has helped to ensure adequate supplies. We had some tough days and great days – all to be expected in a situation like COVID has brought – but I am most proud of the relationships we’ve built and the way we worked together to solve problems. “ ” Mike McCaffrey, OHSU Associate Vice President, Logistics & Supply Chain

Confidential & Proprietary to Owens & Minor Inc. Of course the COVID pandemic has challenged all aspects of the global supply chain; as a provider of long-term acute and intense rehabilitative services, we have certainly felt the impact of PPE allocations, increased patient census and acuity beyond the “sickest of the sick“ whom we typically treat, and having to source alternative products to meet heightened demand. Throughout these challenges it has been reassuring when suppliers like Halyard and Owens and Minor have elevated their partnerships. “ ” Scott P. Nelson, Kindred Healthcare Senior Vice President, Supply Chain

Confidential & Proprietary to Owens & Minor Inc. Video

THE O&M DIFFERENCE Empowering Our Customers To Advance Healthcare™ Distribution W E A R E O W E N S & M I N O R Values Supplier Diversity Reliability Flexibility Scalability Service Resiliency Innovation Transparency Sustainability Visibility THE CUSTOMER

Today’s Agenda: Through the O&M Value Chain The New Owens & Minor1 The Products: Global Products2 The Backbone: Medical Distribution3 The Customer: Patient Direct4 The Customer: Enterprise5 Break6 The Team: ESG7 The Path: Financial Review8 Q&A9 RAW MATERIALSDESIGN MANUFACTURING DISTRIBUTION DELIVERY HOSPITAL/IDN HOME HEALTH CHRONIC CARE AT HOME

THE TEAM: ESG Shana Neal EVP, Chief Human Resources Officer

Today’s Agenda: Through the O&M Value Chain The New Owens & Minor1 The Products: Global Products2 The Backbone: Medical Distribution3 The Customer: Patient Direct4 The Customer: Enterprise5 Break6 The Team: ESG7 The Path: Financial Review8 Q&A9 RAW MATERIALSDESIGN MANUFACTURING DISTRIBUTION DELIVERY HOSPITAL/IDN HOME HEALTH CHRONIC CARE AT HOME

Confidential & Proprietary to Owens & Minor Inc. Teammates Are at the Heart of Everything We Do Our Teammates: We are Better Together +15K Teammates 6,300 In U.S. 70 Countries Represented 38% Female Teammates in Management Roles 42% VP Level New Hires in 2020 were Female 57% VP Level New Hires in 2020 were Ethnically Diverse

Confidential & Proprietary to Owens & Minor Inc. Mission Values INTEGRITY: Act with the highest standards of ethics. Honor commitments. EXCELLENCE: Perform to the highest standards. Embrace our Mission of Empowering Our Customers to Advance Healthcare into the future. LISTENING: Listen to our customers and to one another. Understand needs and deliver solutions. DEVELOPMENT: Aspire for improvement and growth. ACCOUNTABILITY: Own our actions and results. Be responsible for what we do. I D E A L We are One Team Our shared IDEAL values bring our mission to life

Confidential & Proprietary to Owens & Minor Inc. Ensuring the Health and Safety of Our Teammates COVID-19 Response Training for Proper Use of PPE Work Practices to Reduce Exposure Modified Product Delivery Methods Adjusted Policies to Protect Teams Testing & Immunizations

# Driving Sustainable Value Through ESG Initiatives

**Measures Undertaken:**


Owens
&Minor
ENVIRONMENTAL, SOCIAL, GOVERNANCE

Owens & Minor 2021 Corporate Sustainability Report

- ✓ Creation of BoD ESG Subcommittee
- ✓ Cross-function ESG Leadership Team
- ✓ SurgiTrack product returns
- ✓ Fuel-efficient fleet vehicles
- ✓ High efficiency routing guides
- ✓ Green supplier initiatives
- ✓ Reusable delivery totes
- ✓ Rechargeable battery systems
- ✓ Recycling programs
- ✓ Low energy lighting
- ✓ Motion-triggered lighting
- ✓ Insulated dock doors

**Our Commitment to ESG Means Doing Business the Right Way**

Confidential & Proprietary to Owens & Minor Inc.

Confidential & Proprietary to Owens & Minor Inc. Teammate Safety is the Foundation of Our Success Significantly Lower Workers’ Compensation Claims Prioritizing a Culture of Safety Total Compensation Claims Reduced by 37% since 2018 Safety Is Always the First Decision We Make Productivity Safety Quality Recordable Incidents* Reduced by 62% since 2018 *As defined by OSHA

Confidential & Proprietary to Owens & Minor Inc. 2019 • Established internal team to drive process • Conducted focus groups with key constituencies • Identified areas for improvement and enhancement SET THE VISION 2020 • Teammate Resource Groups (TRGs) Black Heritage Outreach LGBTQ Women’s Women in Technology Military LatinX Pan-Asian • Cultural Assessments & Recognitions • Partnerships & Outreach BUILT FOUNDATION 2021 And Beyond • Unconscious Bias Training • Voice Forums African American Voices Women’s Voices Hispanic Heritage Celebration Indian Heritage Celebration EXPANDING Our Diversity & Inclusion Journey Fostering an Inclusive Environment

Confidential & Proprietary to Owens & Minor Inc. 32% of MediChoice Brand Sourced from Diverse Suppliers Supplier Diversity & Inclusion: Uniting Purpose & Product Building Community: Actively Cultivating Relationships Supporting and saluting engagement of local businesses Only 3% of U.S. Corporations’ revenue spent with minority-owned* firms Expanding Purchasing Power Committed to increasing total spend through Diverse Suppliers Supporting Innovative Solutions: Enabling Competitiveness Enabling customers to support the growing diverse patient population Minorities make up more than 30% of patient populations in the U.S. *Small - Woman-Owned - Minority-Owned - Veteran-Owned - Disabled-Owned Businesses

Confidential & Proprietary to Owens & Minor Inc. Unwavering Commitment to Service and Community Mission and Values in Action Oregon Wildfires & Evacuations • Proactive Response Team • Worked with all PeaceHealth accounts serviced out of Oregon to send double orders to ensure first responders had extra supplies Hurricane Irma Preparation & Response • Category 5 hurricane • Picked, packed and shipped incremental supplies prior to landfall • 48 to 72 hours of emergency supplies prepared for logistics delays • Leased an all-purpose military delivery vehicle and amphibious “duck boat” to get supplies where needed most

Confidential & Proprietary to Owens & Minor Inc. Environment: Environmentally aware investments Launching the Owens & Minor Foundation Diversity: Diversity driven investments Healthcare: Healthcare focused investments Impactful Investments to Shape Our Communities Committed Capital Value of $10M

Confidential & Proprietary to Owens & Minor Inc. Commitment to Corporate Integrity Female Board Directors Ethnically Diverse Directors • Commitment to a representative workforce and leadership team • Separate Chairman and CEO Roles and Responsibilities • Independent Directors • Highest ethical standards with O&M Code of Honor • Corporate Responsibility Program Independent Directors 7 25%25% Accountability Transparency Fairness Responsibility

THE PATH: FINANCIAL REVIEW Andy Long EVP, Chief Financial Officer

Today’s Agenda: Through the O&M Value Chain The New Owens & Minor1 The Products: Global Products2 The Backbone: Medical Distribution3 The Customer: Patient Direct4 The Customer: Enterprise5 Break6 The Team: ESG7 The Path: Financial Review8 Q&A9 RAW MATERIALSDESIGN MANUFACTURING DISTRIBUTION DELIVERY HOSPITAL/IDN HOME HEALTH CHRONIC CARE AT HOME

Confidential & Proprietary to Owens & Minor Inc. Strategic Priorities: Taking Control of Our Own Destiny Harness multi-year rebuild of core business disciplines, culture, processes LEVERAGE THE FOUNDATION Continue deleveraging momentum and utilize balance sheet to drive growth UTILIZE FINANCIAL STRENGTH Multi-prong strategy to drive long-term consistent expansion IGNITE SUSTAINABLE GROWTH Drive ESG program and balance needs of customers, shareholders, employees, communities, etc. DRIVE LONG-TERM STAKEHOLDER VALUE

Confidential & Proprietary to Owens & Minor Inc. Where We Were…and Where We Are Today As of December 31, 2018 • Declining Adjusted EBITDA • Diminished cash balance • Unsustainable debt levels • Red flag level Total debt / Adjusted EBITDA • Downgraded to as low as CCC+ rating As of March 31, 2021 • Improving Adjusted EBITDA • Healthy cash balance • Reduced debt levels • Manageable Total debt / Adjusted EBITDA • Upgraded to as high as BB- rating $ in millions 2016 2017 2018 Revenue $9,723 $9,318 $9,839 Adj. EBITDA¹ $280 $223 $242 Adj. EBITDA % 2.9% 2.4% 2.5% FCF¹ $158 $78 $(136) Net Debt¹ $384 $813 $1,578 Leverage Ratio² 1.4 x 3.6 x 6.5 x $ in millions 2019 2020 Q1’21 Revenue $9,650 $8,707 $2,327 Adj. EBITDA¹ $221 $335 $176 Adj. EBITDA % 2.3% 3.8% 7.6% FCF¹ $115 $394 $25 Net Debt¹ $1,495 $943 $928 Leverage Ratio² 6.8 x 2.8 x 2.0 x ¹Reconciliations for Non-GAAP measures, including Adj. EBITDA, FCF, and Net Debt, are presented in the appendix ²Leverage Ratio = Net Debt/Adjusted EBITDA; Q1 2021 calculated based upon LTM Adj. EBITDA This financial information is presented on a total company basis, including continuing and discontinued operations, and is intended to reflect the most appropriate comparability of relevant metrics.

Confidential & Proprietary to Owens & Minor Inc. UTILIZE FINANCIAL STRENGTH Strategic Plan Builds Financial Strength * Financial Strength Drivers • Reduced $700M+ of debt since Q2 2018 • Eliminated $39M in short-term maturities during Q1 2021 • Improved Credit Rating from CCC+ as of December 2018 to BB- as of March 2021 • Raised $500M in unsecured debt; 4.5% interest rate • Lowered run rate interest expense by about $40M (about 50%) per year since 2018 • Maintain long-term leverage between 2.0x-3.0x • Focused on driving positive free cash flow moving forward 0 x 1 x 2 x 3 x 4 x 5 x 6 x 7 x 8 x $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Le ve ra ge R at io N et D eb t¹ Debt & Leverage Profile -$200 -$100 $0 $100 $200 $300 $400 Free Cash Flow¹ $ in millions $ in millions This financial information is presented on a total company basis, including continuing and discontinued operations, and is intended to reflect the most appropriate comparability of relevant metrics. * ¹Reconciliations for Non-GAAP measures, including FCF and Net Debt, are presented in the appendix.

Confidential & Proprietary to Owens & Minor Inc. UTILIZE FINANCIAL STRENGTH Strategic Plan Drives Margin & Profitability Expansion 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Margin Drivers • Ongoing Operational Excellence • Capacity expansions in higher growth, higher margin opportunities • Patient Direct continued growth • Investments in propriety product portfolio • Future M&A 0% 1% 2% 3% 4% 5% 6% 7% 8% ¹Reconciliations for Non-GAAP measures, including Adjusted EBITDA, are presented in the appendix. Long-term Investments Focused on Higher Margin, More Profitable Opportunities Gross Margin Adjusted EBITDA¹ Margin

Confidential & Proprietary to Owens & Minor Inc. UTILIZE FINANCIAL STRENGTH Strategic Plan Drives Margin & Profitability Expansion Sustainable Growth Drivers • Elective procedures coming back (5M+ delayed in 2020) • Capacity expansion • Proprietary product expansion • New Vertical expansion • Upside potential with future M&A ¹Reconciliations for Non-GAAP measures, including Adjusted EBITDA, are presented in the appendix. Long-term Investments Focused on Higher Margin, More Profitable Opportunities Revenue by Quarter Adjusted EBITDA¹ by Quarter $0 $500 $1,000 $1,500 $2,000 $2,500 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $ in millions $ in millions

Confidential & Proprietary to Owens & Minor Inc. Defining the New Normal With the resurgence of elective procedures and the rising demand for PPE in new industries, considerable opportunities for growth exist beyond COVID-enhanced levels PPE Demand Forever Changed Surge abates, but normalized levels remain higher due to new healthcare protocols and new markets PPE Surge Impact on Global Products Volume

Confidential & Proprietary to Owens & Minor Inc. Building Blocks of Revenue Growth Target $8.5B $12B+ Potential M&A Upside * 6-year CAGR from 2020-2026 2020 2026Market Growth PPE Volume Rationalization Proprietary Portfolio Expansion Patient Direct Growth New Adjacent Markets IGNITE SUSTAINABLE GROWTH

Confidential & Proprietary to Owens & Minor Inc. IGNITE SUSTAINABLE GROWTH Numerous Opportunities within Core, Products & Adjacencies to Complement Growth Accelerates Path to Own Continuum of Care M&A Criteria: Bolt-on Approach to Enhance Growth Bolt-on in Terms of Size Focus Niche Market Leadership Immediate Accretive Complementary to our Strategy Growth Platform Growth Synergies 1 32 4 65

Confidential & Proprietary to Owens & Minor Inc. Deploying a Disciplined Capital Approach Long-Term Organic Growth Invest in our capacity expansion, people, products and processes Build Very Strong Balance Sheet Reduce long-term debt obligations, increase cash generation capabilities, and build true financial strength Disciplined M&A Drive top-line and margin opportunity with accretive transactions Return Excess Cash to Shareholders Return capital through strong earnings growth, modest dividend, etc. $1B Projected in Free Cash Flow1 from 2021 to 2026 1Denotes Levered Free Cash from 2021 to 2026 DRIVE LONG- TERM STAKEHOLDER VALUES

Confidential & Proprietary to Owens & Minor Inc. Robust 2026 Targets Revenue $8.5B $12B+ Adjusted EBITDA1 $335M $650M+ Adjusted EPS1 $2.26 $6.00+ $4.00 6% CAGR* 12% CAGR* 18% CAGR* $9.8B $475M *6-year CAGR from 2020-2026 2021E Represents mid-point of guidance provided on May 5, 2021 ¹Reconciliations for Non-GAAP measures, including Adjusted EBITDA and Adjusted EPS, are presented in the appendix

Confidential & Proprietary to Owens & Minor Inc. Ed Pesicka President & Chief Executive Officer

Confidential & Proprietary to Owens & Minor Inc. Unique Ability to Quickly Deliver Critical Products Everywhere Our value chain delivers benefits to our customers: We control the materials, design, strict quality standards, and product specifications in our own facilities with our own Teammates We self-manufacture our proprietary branded products, many in the Americas We have strategically-located distribution centers in North America for rapid deployment Our Byram Healthcare business serves the rapidly growing home healthcare market We enable our customers to continue the critical work of caring for patients! Our Value Chain is a Key Differentiator 1,200+ Branded Medical Product Suppliers RAW MATERIALS DESIGN MANUFACTURING DISTRIBUTION DELIVERY HOSPITAL/IDN HOME HEALTH CHRONIC CARE AT HOME

Confidential & Proprietary to Owens & Minor Inc. Strategic Priorities: Taking Control of Our Own Destiny Harness multi-year rebuild of core business disciplines, culture, processes LEVERAGE THE FOUNDATION Continue deleveraging momentum and utilize balance sheet to drive growth UTILIZE FINANCIAL STRENGTH Multi-prong strategy to drive long-term consistent expansion IGNITE SUSTAINABLE GROWTH Drive ESG program and balance needs of customers, shareholders, employees, communities, etc. DRIVE LONG-TERM STAKEHOLDER VALUES

Confidential & Proprietary to Owens & Minor Inc. Investment Highlights 1. Leading healthcare solutions company ready to ignite sustainable growth through capacity and proprietary products expansion, entry into new adjacent markets, and future M&A 2. Medical distribution with 140-year history of service, support and partnership with leading healthcare providers, is the logistics backbone and foundation 3. Poised to continue to benefit from the “new normal” for long-term PPE requirements as the leading U.S. manufacturer 4. Byram is one of the leading and fast-growing brands in home health, and will continue to expand though its direct to patient products for chronic conditions 5. Strategic plan focusing on investments in high-margin, growth-focused areas of the business that will drive operating leverage and margin expansion over the long-term 6. Building financial strength and expanding cash generating capabilities of the business that will fund critical investments and growth platform

Confidential & Proprietary to Owens & Minor Inc. Q&A

Today’s Agenda: Through the O&M Value Chain The New Owens & Minor1 The Products: Global Products2 The Backbone: Medical Distribution3 The Customer: Patient Direct4 The Customer: Enterprise5 Break6 The Team: ESG7 The Path: Financial Review8 Q&A9 RAW MATERIALSDESIGN MANUFACTURING DISTRIBUTION DELIVERY HOSPITAL/IDN HOME HEALTH CHRONIC CARE AT HOME

Confidential & Proprietary to Owens & Minor Inc. Appendix

Confidential & Proprietary to Owens & Minor Inc. Use of Non-GAAP Measures This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). In general, the measures exclude items and charges that (i) management does not believe reflect Owens & Minor, Inc.'s (the "Company") core business and relate more to strategic, multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company's performance, evaluate the balance sheet, engage in financial and operational planning and determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on its financial and operating results and in comparing the Company's performance to that of its competitors. However, the non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated.

Confidential & Proprietary to Owens & Minor Inc. Continuing Operations Adjusted EBITDA Reconciliation Certain totals in this appendix may not sum due to rounding $ in millions YTD YTD YTD YTD YTD YTD Continuing Operations Adjusted EBITDA Reconciliation 2020 2019 2018 2017 2016 2015 Net income (loss), as reported (GAAP) $ 29.9 $ (62.4) $ (437.0) $ 72.8 $ 108.8 $ 103.4 Loss from discontinued operations, net of tax 58.2 39.8 42.3 7.2 3.2 6.9 Income tax provision (benefit) 21.8 (6.1) (32.4) (7.2) 64.0 68.9 Interest expense, net 83.4 98.1 71.0 30.2 26.2 29.9 Intangible amortization 41.5 44.0 35.1 14.4 7.7 7.2 Other depreciation and amortization 51.8 55.6 48.3 28.7 30.6 39.9 EBITDA (non-GAAP) $ 286.6 $ 169.0 $ (272.7) $ 146.0 $ 240.5 $ 256.3 Acquisition-related and exit and realignment charges 37.8 30.1 59.1 58.2 16.4 16.8 Loss on extinguishment and modification of debt 11.2 0.8 - - - - Goodwill and intangible asset impairment charges - - 413.9 - - - Fair value adjustments related to purchase accounting - - 27.1 - - - Software as a service implementation costs - 4.4 2.3 9.4 - - Other (income) expense, net (0.4) - - - - - Continuing Operations Adjusted EBITDA $ 335.2 $ 204.3 $ 229.7 $ 213.6 $ 257.0 $ 273.1

Confidential & Proprietary to Owens & Minor Inc. Total Company Adjusted EBITDA Reconciliation $ in millions Q1 QTD YTD YTD YTD YTD YTD Adjusted EBITDA (Adj. EBITDA) Reconciliation 2021 2020 2019 2018 2017 2016 Net income (loss), as reported (GAAP) $ 69.6 $ 29.9 $ (62.4) $ (437.0) $ 72.8 $ 108.8 Loss from discontinued operations, net of tax - 58.2 39.8 - - - Income tax provision (benefit) 22.4 21.8 (6.1) (32.2) (15.3) 63.8 Interest expense, net 13.7 83.4 98.1 77.0 31.8 27.1 Intangible amortization 10.0 41.5 44.0 36.5 16.4 10.0 Other depreciation and amortization 12.9 51.8 72.7 65.4 43.0 45.4 EBITDA (non-GAAP) $ 128.6 $ 286.6 $ 186.1 $ (290.2) $ 148.7 $ 255.0 Acquisition-related and exit and realignment charges 6.0 37.8 30.1 62.2 60.7 24.7 Loss on extinguishment and modification of debt 40.4 11.2 0.8 - - - Goodwill and intangible asset impairment charges - - - 439.6 - - Fair value adjustments related to purchase accounting - - - 27.1 - - Other expense (income), net 0.6 (0.4) - Software as a service implementation costs and other - - 4.4 3.5 13.4 - Adjusted EBITDA (Adj. EBITDA) $ 175.6 $ 335.2 $ 221.4 $ 242.2 $ 222.8 $ 279.7

Confidential & Proprietary to Owens & Minor Inc. Total Company FCF Reconciliation ¹Includes LIFO provision of $40.3M, $15.6M, $7.9M, $26.9M, $4.4M, and $(0.8M) for the periods ending Q1 2021, 2020, 2019, 2018, 2017, and 2016. The 2018 figure includes acquired current assets of $331M and current liabilities of $92M resulting from the Halyard acquisition. $ in millions Q1 QTD YTD YTD YTD YTD YTD Free Cash Flow (FCF) Reconciliation 2021 2020 2019 2018 2017 2016 Adjusted EBITDA $ 175.6 $ 335.2 $ 221.4 $ 242.2 $ 222.8 $ 279.7 Share-based compensation expense 5.2 20.0 15.8 16.4 11.9 12.0 Loss of extinguishment of debt cash payments (15.5) (9.2) - - - - Capital expenditures (6.6) (59.2) (52.2) (65.9) (50.7) (30.1) Acquisition-related and exit and realignment charges cash payments (2.9) (25.2) (16.6) (17.3) (7.6) (11.7) Income taxes (paid) received, net of refunds (0.9) 17.5 6.2 (19.2) (40.2) (72.8) Interest paid (10.3) (90.0) (95.4) (68.6) (30.6) (27.1) Financing costs paid (11.7) (10.4) (4.3) (28.5) (1.8) - Change in working capital¹ (107.9) 215.6 40.5 (195.5) (25.7) 8.2 Free Cash Flow (FCF) $ 25.0 $ 394.4 $ 115.3 $ (136.4) $ 78.1 $ 158.2

# Total Company Net Debt Reconciliation

| *$ in millions* **Net Debt Reconciliation** | Q1 QTD 2021 | YTD 2020 | YTD 2019 | YTD 2018 | YTD 2017 | YTD 2016 |
|---|---|---|---|---|---|---|
| **Total Company Debt, as reported (GAAP)** | $ 982.4 | $ 1,026.0 | $ 1,563.8 | $ 1,681.2 | $ 917.4 | $ 569.4 |
| Cash and cash equivalents | (54.5) | (83.1) | (68.4) | (103.4) | (104.5) | (185.5) |
| **Net Debt** | $ 928.0 | $ 942.9 | $ 1,495.4 | $ 1,577.8 | $ 812.8 | $ 383.9 |

# Continuing Operations Adjusted EBITDA Reconciliation

| *$ in millions* **Continuing Operations Adjusted EBITDA Reconciliation** | Q1 QTD 2021 | Q4 QTD 2020 | Q3 QTD 2020 | Q2 QTD 2020 | Q1 QTD 2020 | Q4 QTD 2019 | Q3 QTD 2019 | Q2 QTD 2019 | Q1 QTD 2019 |
|---|---|---|---|---|---|---|---|---|---|
| **Net income (loss), as reported (GAAP)** | $ 69.6 | $ 50.7 | $ 46.1 | $ (55.6) | (11.3) | (39.0) | $ 1.2 | (10.5) | (14.1) |
| Loss from discontinued operations, net of tax | - | - | 0.0 | 55.8 | 2.4 | 33.7 | 2.2 | 0.7 | 3.2 |
| Income tax provision (benefit) | 22.4 | 18.0 | 7.4 | 5.0 | (8.5) | (2.4) | (1.9) | (1.1) | (0.7) |
| Interest expense, net | 13.7 | 17.5 | 21.0 | 21.6 | 23.3 | 22.6 | 24.0 | 26.0 | 25.5 |
| Intangible amortization | 10.0 | 10.0 | 10.2 | 10.6 | 10.6 | 10.6 | 10.6 | 12.8 | 10.0 |
| Other depreciation and amortization | 12.9 | 13.8 | 11.2 | 13.5 | 13.3 | 16.2 | 14.1 | 12.2 | 13.1 |
| **EBITDA (non-GAAP)** | $ 128.6 | $ 110.0 | $ 95.9 | $ 50.8 | $ 29.8 | $ 41.6 | $ 50.2 | $ 40.1 | $ 37.0 |
| Acquisition-related and exit and realignment charges | 6.0 | 19.3 | 6.4 | 6.1 | 6.1 | 15.3 | 4.5 | 5.4 | 4.9 |
| Loss on extinguishment and modification of debt | 40.4 | 8.6 | 0.3 | (1.9) | 4.1 | (1.0) | (0.2) | - | 2.0 |
| Software as a service implementation costs | - | - | - | - | - | 1.4 | 1.1 | 1.6 | 0.4 |
| Other expense (income), net | 0.6 | 0.6 | 0.6 | (2.9) | 0.6 | - | - | - | - |
| **Continuing Operations Adjusted EBITDA** | $ 175.6 | $ 138.5 | $ 103.2 | $ 52.1 | $ 40.6 | $ 57.3 | $ 55.6 | $ 47.2 | $ 44.2 |

Confidential & Proprietary to Owens & Minor Inc.

Owens & Minor

Confidential & Proprietary to Owens & Minor Inc. Adjusted EPS Reconciliation YTD Adjusted EPS Reconciliation 2020 Income from continuing operations per diluted common share, as reported (GAAP) $ 1.39 Intangible amortization 0.47 Acquisition-related and exit and realignment charges 0.44 Loss on extinguishment and modification of debt 0.13 Other (0.01) Tax adjustments (0.16) Income from continuing operations per diluted common share, adjusted (non-GAAP) (Adjusted EPS) $ 2.26

Confidential & Proprietary to Owens & Minor Inc. Definitions of Non-GAAP Reconciliation items The following items have been excluded in our non-GAAP financial measures: Intangible amortization: Includes amortization of intangible assets established during purchase accounting for business combinations. These amounts are highly dependent on the size and frequency of acquisitions and are being excluded to allow for a more consistent comparison with forecasted, current and historical results and the results of our peers. Goodwill and intangible asset impairment charges: These charges were incurred as a result of a decline in market capitalization of the company and lower than projected financial results of certain reporting units due to customer losses and operational inefficiencies. Fair value adjustments related to purchase accounting: Includes an incremental charge to cost of goods sold from purchase accounting impacts related to the sale of acquired inventory that was written up to fair value in connection with the Halyard acquisition. Acquisition-related and exit and realignment charges: Acquisition-related charges consist primarily of transition costs for the Halyard and Byram acquisitions. Exit and realignment charges consist primarily of an increase in reserves associated with certain retained assets of Fusion5, IT restructuring charges and other costs related to the reorganization of the U.S. commercial, operations and executive teams. Loss on extinguishment and modification of debt: Includes the write-off of deferred financing costs and third party fees and amounts reclassified from accumulated other comprehensive loss as a result of the termination of our interest rate swaps. Software as a service implementation costs: These charges are associated with significant global IT platforms in connection with the redesign of our global information system strategy. Other expense (income), net: Includes interest costs and net actuarial losses related to our retirement plans. Tax Adjustments: Includes a tax adjustment associated with the estimated benefits under the Tax Cuts and Jobs Act and the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Other depreciation and amortization: Includes depreciation expense for property and equipment and amortization for capitalized computer software.